UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              February 28, 2006
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                          BOND SECURITIZATION, L.L.C.
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            (Exact name of registrant as specified in its charter)


          Delaware                    333-87146-04                   36-4449120
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(State of other jurisdiction          (Commission                 (IRS Employer
      of incorporation)               File Number)          Identification No.)


                          1 Bank One Plaza
                          Chicago, Illinois                               60670
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              (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code               (312) 732-4000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Section 8  Other Events

Item 8.01. Other Events.

      On February 28, 2006, Bond Securitization, L.L.C. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and U.S. Bank National Association, as trustee, providing for the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2. The Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

      The Depositor and Credit-Based Asset Servicing and Securitization LLC ("C-BASS"), as seller, entered into a Purchase Agreement, dated as of February 1, 2006 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.2.

      The Depositor and J.P. Morgan Securities Inc. entered into an Underwriting Agreement, dated as of February 28, 2006 (the "Underwriting Agreement"), providing for the purchase and sale of the underwritten certificates pursuant to the Pooling and Servicing Agreement and Mortgage Loan Purchase Agreement. The Underwriting Agreement is attached hereto as Exhibit 99.3.

      The Depositor, Litton Loan Servicing LP, as servicer, C-BASS, as seller, J.P. Morgan Securities Inc., as an underwriter, Deutsche Bank Securities Inc., as an underwriter, SG Americas Securities, LLC, as an underwriter and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as an underwriter entered into an Indemnification and Contribution Agreement, dated as of February 28, 2006 (the "Indemnification and Contribution Agreement"), providing for the indemnification and contribution of the servicer pursuant to the Pooling and Servicing Agreement, Mortgage Loan Purchase Agreement and Underwriting Agreement. The Indemnification and Contribution Agreement is attached hereto as Exhibit 99.4.

      On February 28, 2006, Barclays Bank PLC entered into an interest rate Credit Support Annex ("Credit Support Annex"), between Barclays Bank PLC and U.S. Bank National Association, as trustee for C-BASS 2006-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2. The Credit Support Annex is attached hereto as Exhibit 99.5.

      On February 28, 2006, Barclays Bank PLC entered into a Group 1 Senior Cap Agreement (the "Group 1 Senior Cap Agreement"), dated as of February 28, 2006, by and among Barclays Bank PLC, U.S. Bank National Association, as Trustee for C-BASS 2006-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2 pursuant to the Credit Support Annex. The Group 1 Senior Cap Agreement is attached hereto as Exhibit 99.6.

      On February 28, 2006, Barclays Bank PLC entered into a Mezzanine Cap Agreement (the "Mezzanine Cap Agreement"), dated as of February 28, 2006, by and among Barclays Bank PLC, U.S. Bank National Association, as Trustee for C-BASS 2006-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2 pursuant to the Credit Support Annex. The Mezzanine Cap Agreement is attached hereto as Exhibit 99.7.

      US Bank National Association, as trustee, Litton Loan Servicing LP, as servicer, and The Bank of New York, as custodian, entered into a Custodial Agreement, dated as of February 1, 2006 (the "Custodial Agreement"), providing for the custodial arrangement for the Mortgage Loans. The Custodial Agreement is attached hereto as Exhibit 99.8.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c)  Exhibits:

Exhibit No.   Description

       99.1.  Pooling and Servicing Agreement, dated as of February 1, 2006.

       99.2.  Mortgage Loan Purchase Agreement, dated as of February 1, 2006.

       99.3.  Underwriting Agreement, dated as of February 28, 2006.

       99.4. Indemnification and Contribution Agreement,dated as of February 28, 2006.

       99.5.  Credit Support Annex, dated as of February 28, 2006.

       99.6.  Group 1 Senior Cap Agreement, dated as of February 28, 2006.

       99.7.  Mezzanine Cap Agreement, dated as of February 28, 2006.

       99.8.  Custodial Agreement, dated as of February 1, 2006.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BOND SECURITIZATION, L.L.C.



                              By:   /s/ Thomas Roh
                                    -------------------------
                                    Name:  Thomas Roh
                                    Title:   Vice President



Date:  March 15, 2006

                                 Exhibit Index



Exhibit

99.1.      Pooling and Servicing Agreement, dated as of February 1, 2006.

99.2.      Mortgage Loan Purchase Agreement, dated as of February 1, 2006.

99.3.      Underwriting Agreement, dated as of February 28, 2006.

99.4.      Indemnification and Contribution Agreement, dated as of February
           28, 2006.

99.5.      Credit Support Annex, dated as of February 28, 2006.

99.6.      Group 1 Senior Cap Agreement, dated as of February 28, 2006.

99.7.      Mezzanine Cap Agreement, dated as of February 28, 2006.

99.8.      Custodial Agreement, dated as of February 1, 2006.





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